UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021

Swiftmerge Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41164	98-1582153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2710 Rosebery Avenue West Vancouver, BC	V7V3A2
(Address of principal executive offices)	(Zip Code)

(604) 445-2780

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	IVCPU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	IVCP	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	IVCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐.

Item 1.01. Entry into a Material Definitive Agreement.

On December 14, 2021, the Registration Statement on Form S-1 (File No. 333-254633) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Swiftmerge Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On December 14, 2021, the Company consummated the IPO of 20,000,000 units (the “Units”). In connection with the IPO, the Company granted the Underwriter (as defined below) a 45-day option to purchase up to an additional 3,000,000 Units at the initial public offering price to cover over-allotments, if any (the “over-allotment option”). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an Underwriting Agreement, dated December 14, 2021, between the Company and BofA Securities, Inc. (the “Underwriter”), which contains customary representations and warranties and indemnification of the Underwriter by the Company;

•

a Warrant Agreement, dated December 14, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•

a Private Placement Warrants Purchase Agreement, dated December 14, 2021, between the Company and Swiftmerge Holdings, LP (the “Sponsor”), pursuant to which the Sponsor agreed to purchase 5,600,000 private placement warrants (and up to 900,000 additional private placement warrants to the extent that the over-allotment option is exercised in full), each whole private placement warrant entitling the holder thereof to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.00 per private placement warrant (the “Sponsor Private Placement Warrants”);

•

Private Placement Warrants Purchase Agreements, each dated December 14, 2021, between the Company and eleven qualified institutional buyers or institutional accredited investors (each an “Anchor Investor” and, collectively, the “Anchor Investors”), pursuant to which the Anchor Investors agreed to purchase an aggregate of 3,000,000 private placement warrants, each whole private placement warrant entitling the holder thereof to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.00 per private placement warrant (the “Anchor Investor Private Placement Warrants” and, together with the Sponsor Private Placement Warrants, the “Private Placement Warrants”);

•

an Investment Management Trust Agreement, dated December 17, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

a Registration and Shareholder Rights Agreement, dated December 17, 2021, among the Company, the Sponsor, the Anchor Investors and certain directors and advisors of the Company (the “Holders”), which provides for customary demand and piggy-back registration rights for the Holders, as well as certain transfer restrictions applicable to the Holders with respect to the Company’s securities, and, upon consummation of the Company’s initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•

a Letter Agreement, dated December 17, 2021, among the Company, the Sponsor and each executive officer and director and advisor of the Company, pursuant to which the Sponsor and each executive officer and director and advisor of the Company has agreed to vote any Class A Ordinary Shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 18 months; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

•

an Administrative Services Agreement, dated December 17, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space and certain administrative and support services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s initial business combination or liquidation.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 8,600,000 Private Placement Warrants, at a price of $1.00 per Private Placement Warrant, generating total proceeds of $8,600,000 (the “Private Placement”). The Private Placement Warrants are identical to the Public Warrants included in the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03. Material Modification to Rights of Security Holders.

The information provided in Item 5.03 of this Current Report on Form 8-K is incorporated in this Item 3.03 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2021, General (Ret.) Wesley K. Clark, Brett Conrad, Dr. Leonard Makowka, Dr. Courtney Lyder and Sarah Boatman were appointed as members of the board of directors of the Company (the “Board”). The Board has determined that General (Ret.) Wesley K. Clark, Brett Conrad, Dr. Leondard Makowka and Sarah Boatman are “independent directors” as defined in the rules of Nasdaq listing standards and applicable Securities and Exchange Commission (the “Commission”) rules. Sarah Boatman, Dr. Leonard Makowka and Brett Conrad will serve on the audit committee of the Board with Brett Conrad serving as the chair of the audit committee. Sarah Boatman and Dr. Leonard Makowka will serve on the nominating committee of the Board with Sarah Boatman serving as the chair of the nominating committee. Sarah Boatman and Brett Conrad will serve on the compensation committee of the Board with Sarah Boatman serving as the chair of the compensation committee.

On December 14, 2021, the Company entered into indemnification agreements with its directors and executive officers (i.e., George Jones, John “Sam” Bremner, Christopher J. Munyan, Aston Loch, General (Ret.) Wesley K. Clark, Brett Conrad, Dr. Leonard Makowka, Dr. Courtney Lyder and Sarah Boatman) that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnification agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnification agreement, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2021, and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On December 14, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement between the Company and BofA Securities, Inc.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.

10.1	Private Placement Warrants Purchase Agreement between the Company and the Sponsor.

10.2	Form of Private Placement Warrants Purchase Agreement among the Company and each of the Anchor Investors (incorporated by reference to Exhibit 10.5 to the Company’s Amendment No. 1 to Registration Statement on Form S-1, as amended (File No. 333-254633), filed on October 1, 2021).

10.3	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company.

10.4	Registration and Shareholder Rights Agreement among the Company, the Sponsor, the Anchor Investors and certain directors of the Company.

10.5	Letter Agreement among the Company, the Sponsor and the Company’s officers and directors and advisors.

10.6	Administrative Services Agreement between the Company and the Sponsor.

10.7	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-254633), filed on October 1, 2021).

99.1	Press Release, dated December 14, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2021

SWIFTMERGE ACQUISITION CORP.

By:	/s/ John Bremner
Name:	John Bremner
Title:	Chief Executive Officer